Exhibit 99.1


                CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Monterey Bay Bancorp, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Edward Holden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        Monterey Bay Bancorp, Inc.




Date:    May 12, 2003                   By:      /s/ C. Edward Holden
                                                 --------------------
                                                 C. Edward Holden
                                                 Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to the Monterey Bay Bancorp, Inc. and will be retained by Monterey Bay Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.